CONVERTIBLE PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS.  IT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

AMOUNT: $10,000,000	DATE: February 5, 2004

FOR VALUE RECEIVED, the undersigned VERILINK CORPORATION, a Delaware corporation hereinafter referred to as the “Company” or the “Maker”), unconditionally promises to pay to the order of THE KENNEDY COMPANY, a Colorado limited liability company (“Holder”), at such place as may be designated by Holder, the PRINCIPAL SUM of up to Ten Million US Dollars ($10,000,000), or so much of such sum as may be due and owing at the time of maturity, together with interest from the date hereof on the unpaid balance hereunder, computed at an annual rate of seven percent (7%) based on a 365/366 day year and the actual number of days elapsed (subject to adjustment pursuant to Section 2, and Section 5(e)).  The indebtedness evidenced hereby shall be due and payable as provided for in the terms and conditions set forth below:

          1.          Maker.  The term “Maker” as used in this Note shall include the Maker and the respective successors and assigns thereto or thereof; provided, however, that neither this Note nor the obligations of Maker hereunder can be assigned without the prior written consent of Holder, such consent to be given or withheld in Holder’s sole discretion.

          2.          Default Interest.  During the existence of any Event of Default (as defined in Section 11) under this Note, the unpaid principal of this Note shall bear interest on each day until paid at a per annum rate of ten percent (10%) per annum, but only to the extent that payment of such interest on such principal or interest is enforceable under applicable law.

          3.          Payment; Maturity Date.  Unless converted as provided herein, the principal and accrued interest under this Note shall be due and payable in full on February 5, 2006 (the “Maturity Date”).  Payments of accrued interest only shall be due and payable on each May 15, August 15, November 15, and February 15 for so long as the indebtedness evidenced by this Note shall remain outstanding.  Principal and interest shall be payable to Holder when due in lawful money of the United States of America in immediately available funds at such place as Holder may from time to time notify the Maker in writing.  The Maker may prepay this Note, in whole or in part, at any time, by giving Holder thirty (30) days’ written notice of its election to so prepay.  After notice of such prepayment has been given to Holder, but prior to actual prepayment by Maker, Holder shall continue to have the conversion privilege set forth in Section 5 hereof.

          4.          Application of Payments.  All payments received hereunder may be applied, at Holder’s option, first to the payment of any expenses or charges payable hereunder and accrued interest, with the balance being applied to principal, or in such other order as Holder shall determine.

          5.          Conversion.

                        (a)          Optional Conversion.  Subject to and in compliance with the provisions of this Section 5, the entire outstanding principal amount of this Note, or any lesser increment of at least One Million Dollars ($1,000,000), may, at the option of Holder, by notice given to the Maker (a “Conversion Notice”), at any time and from time to time be converted into the number of validly issued, fully-paid and nonassessable shares of common stock of the Maker (the “Stock”) equal to (i) the eligible outstanding principal amount designated in the Conversion Notice divided by (ii) $5.3240 Dollars [10-day average determined on Closing Date] (the “Conversion Price”), as the same may be adjusted pursuant to this Section 5.  Shares of Stock issued upon conversion of this Note are referred to herein as “Conversion Shares.”

                        (b)          Mechanics of Conversion.

          (i)          If the Holder exercises its right to convert any of the indebtedness evidenced by this Note, such principal balance so converted by Holder shall automatically convert into Conversion Shares effective as of the date of the Conversion Notice (“Conversion Date”).  Promptly upon its receipt of the Conversion Notice, the Maker shall irrevocably direct its transfer agent to issue and deliver to the Holder a certificate or certificates for the Conversion Shares registered in the name of the Holder or its designee.  The conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the Holder as holder of this Note as to the principal balance so converted shall cease, and the Holder shall be deemed to have become the holder of record of the Conversion Shares then issued.

          (ii)         As long as the Registration Statement contemplated by the Registration Rights shall remain effective, the Conversion Shares shall be issued to any transferee of such shares from Holder without any restrictive legend upon appropriate evidence of transfer in compliance with the Act and the rules and regulations thereunder; provided that for so long as the Registration Statement (as defined in the SPA) is effective, no opinion of counsel will be required to effect any such transfer. Nothing in this Section 5 shall affect in any way a Holder’s obligation to comply with all securities laws applicable to Holder upon resale of such shares of Stock, including any prospectus delivery requirements.

                        (c)          No Fractional Shares.  No fractional shares of Stock or scrip representing fractional shares shall be issued upon the conversion of this Note.  Instead of any fractional shares of Stock which would otherwise be issuable upon conversion of this Note, the Maker shall pay to the Holder of this Note an appropriate cash adjustment in respect of any fractional shares.

                        (d)          Reservation of Stock.  The Maker shall at all times reserve and keep available out of its authorized but unissued shares of Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Stock as shall from time to time be sufficient to effect the conversion of this Note, and if at any time the number of authorized but unissued shares of Stock shall not be sufficient to effect the conversion of this Note, the Maker shall take such corporate action as may be necessary to increase its authorized by unissued shares of Stock to such number of shares as shall be sufficient for such purpose.

                        (e)          Limitations on Conversion.  Notwithstanding anything contained in this Note to the contrary, Holder may not give any Conversion Notice and may not receive any Conversion Shares:

                          (i)          with respect to Two Million Four Hundred Thousand ($2,400,000) of the indebtedness evidenced by this Note, which is reserved pursuant to Section 10.6 of that certain Stock Purchase Agreement dated as of February 5, 2004, by and between Maker and Holder (the

“SPA”), until the first anniversary of the date hereof, and only then in the event and to the extent no notice of indemnification or set-off has been given by Maker to Holder pursuant to the SPA; or

                          (ii)          with respect to any portion of the Three Hundred Fifty Thousand Dollars ($350,000) paid to the Key Employees as Retention Cash Payments pursuant to the Retention Agreements (as defined in the SPA). To the extent any Retention Cash Payments are so made pursuant to the Retention Agreements, (A) Maker shall give notice to Holder of the amount of such payments and the amounts so paid by Maker shall be deducted from the principal amount of this Note as of the date of payment by Maker, and (B) the interest payments due hereunder shall be adjusted downward to account for such reduction in principal amount, with deductions being taken from the next due payment(s) of interest.

                        (f)          Maker’s obligations hereunder to deliver Conversion Shares to Holder are conditioned and contingent upon Holder delivering to Maker, simultaneously with Holder’s delivery of the Conversion Notice, payment in immediately available funds, such funds being an amount equal to all interest received by Holder with respect to the principal amount then being converted.

                        (g)          Adjustment of Conversion Price.  The Conversion Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                          (i)          Subdivision or Combination of Shares.  If the Company at any time while this Note remains outstanding shall subdivide or combine its outstanding Stock, the Conversion Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

                          (ii)          Stock Dividends and Other Distributions.  If the Company at any time while this Note is outstanding shall (i) pay a dividend with respect to common stock payable in common stock, or (ii) make any other distribution with respect to common stock of common stock, then the Conversion Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Conversion Price in effect immediately prior to such date of determination by a fraction (x) the numerator of which shall be the total number of shares of common stock outstanding immediately prior to such dividend or distribution, and (y) the denominator of which shall be the total number of shares of common stock outstanding immediately after such dividend or distribution.

                          (iii)          Reclassifications or Merger.  In the case of any classification, reclassification, or other reorganization of the Company’s Stock, or in the case of the merger or consolidation of the Company with or into another corporation, or the conveyance to another corporation of all or the majority of the Company’s assets, then, as part of the classification, reclassification, merger, consolidation, or conveyance, adequate provision will be made for the Holder, on exercise of its conversion privilege, to receive on the same basis and conditions set forth in Section 5 with respect to the Stock, the stock, securities, or other property that the Holder would have been entitled to receive on such classification, reclassification, merger, consolidation, or conveyance, if the Holder had exercised the conversion privilege immediately before the classification, reclassification, merger, consolidation, or conveyance, and in any such case appropriate provision will be made with respect to the rights and interests of the Holder that the provisions of Section 5 (including without limitation, provision  for adjustment of the Conversion Price in this Section 5(f)) will be applicable to the shares of stock, securities, or other property deliverable on the exercise of the conversion privilege; and, as a condition of any consolidation, merger, or conveyance, any corporation that succeeds to the Company by reason of the merger, consolidation or conveyance will assume the obligation to deliver, on exercise of the conversion privilege, the shares of stock, securities or other considerations that the Holder is entitled to receive pursuant to this Note.

                          (iv)          Notice of Adjustments.  Whenever the Conversion Price shall be adjusted pursuant to this Section 5 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Conversion Price after giving effect to such adjustment, which shall be delivered to the holder of this Note.

          6.          Maker’s Representations.  Maker represents and warrants to the Holder that:

                        (a)          Maker is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                        (b)          The Conversion Shares when issued to Holder shall be duly authorized, validly issued, fully paid and nonassessable and have been and will be authorized, offered, issued and sold without violating the terms of any applicable preemptive or similar statutory or contractual rights to which Maker is a party or that is otherwise binding upon Maker.  Neither the execution and delivery of this Note nor conversion and issuance of the Conversion Shares, if and when issued, does or will violate the terms of any applicable preemptive or similar statutory or contractual rights to which Maker is party or that is otherwise binding upon Maker.  Except as set forth in Maker’s certificate of incorporation, as amended, and bylaws, as amended, there are no restrictions on the transfer of shares of stock or other securities of Maker other than those imposed by relevant federal and state securities laws or NASDAQ stock market rules; and

                        (c)          Maker has the full corporate power and authority to execute, deliver and perform this Note (and to borrow hereunder), and be bound by the registration rights set forth in Section 6.3 of the SPA.  Maker has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Note, which has been duly and validly executed and delivered by Maker and constitutes the valid and legally binding obligations of Maker, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and by general equitable principles.

          7.          Covenants.  For so long as any present or future debts, liabilities or obligations of Maker owing to the Holder (including its successors or assigns) arising under or in connection with this Note (collectively, “Obligations”) remain outstanding, which Obligations are binding on all of Maker’s successors and assigns, Maker covenants and agrees that:

                        (a)          (1)          Maker shall (i) not later than ten (10) business days after the date hereof, prepare and file with NASDAQ (as well as any other national securities exchange or market on which the Stock is then listed) additional shares listing applications or letters acceptable to NASDAQ covering and listing a number of shares of Stock which is at least equal to 100% of the maximum number of Conversion Shares issuable hereunder, (ii) take all steps necessary to cause the Conversion Shares to be approved for listing on NASDAQ as well as on any other national securities exchange or market on which the Stock is then listed as soon as possible thereafter, (iii) maintain, so long as any other shares of Stock shall be so listed, such listing of all Conversion Shares, and (iv) provide to Holder evidence of such listing.  Maker shall promptly provide to Holder copies of any notices it receives from NASDAQ regarding the continued eligibility of the Stock for listing on such automated quotation system.  Maker shall pay all fees and expenses in connection with satisfying its obligation under this subsection (a)(1).

                                      (2)          Maker at all times shall reserve a sufficient number of shares of its authorized but unissued Stock to provide for the full conversion of this Note into Stock.

          8.          Holder’s Representations.  By its acceptance of this Note, the Holder hereby acknowledges and represents and warrants to the Maker, with respect to both this Note and the Conversion Shares, that:

                        (a)          Holder is experienced in evaluating and investing in companies such as Maker, and is an “accredited investor” (as such term is defined in Section 2(15) of the Securities Act of 1933 (the “Securities Act”);

                        (b)          Holder is acquiring the Note for investment for Holder’s own account and not with a view to, or for resale in connection with, any distribution thereof.  Holder understands that the Note has not been registered under the Securities Act by reason of an exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of Holder’s investment intent; and

                        (c)          The Note must be held indefinitely unless it is subsequently registered under the Securities Act or an exemption from such registration is available.

          9.          Expenses.  Maker herewith agrees to pay, on demand, the reasonable costs and expenses of collection of this Note and/or the enforcement of Holder’s rights with respect to this Note, including, without limitation, reasonable attorneys’ fees actually incurred by Holder if this Note is collected by an attorney-at-law.

          10.         Holder.  The term “Holder” as used in this Note shall include Holder’s successors, endorsees and permitted assigns.

          11.         Events of Default.

                        (a)          The occurrence of any one or more of the following events will constitute a default by the Maker hereunder (each, an “Event of Default”):  (i) the Maker fails to pay when due any amount payable under this Note for which Holder has not delivered a Conversion Notice; (ii) Maker fails to perform or breaches a covenant or agreement in this Note or in the Registration Rights Agreement, or the Maker takes or omits to take any action that if taken or not taken by the Maker would constitute a breach of any such covenant or agreement and Maker fails to cure such breach or omission within thirty days after written notice from Holder; (iii) Maker becomes insolvent as defined in the Uniform Commercial Code or any similar law in its jurisdiction of incorporation or makes an assignment for the benefit of creditors, or an action is brought by Maker seeking its dissolution or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, or Maker commences a voluntary case under the U.S. Federal Bankruptcy Code or any similar law in any relevant jurisdiction, or a reorganization or arrangement proceeding is instituted by Maker for the settlement, readjustment, composition or extension of any of its debts upon any terms, or an action or petition is otherwise brought by Maker seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature; (iv) an action is brought against Maker seeking its dissolution or liquidation of any of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, and such action is consented to or acquiesced in by Maker or is not dismissed within sixty (60) days of the date upon which it was instituted, or a proceeding under the U.S. Federal Bankruptcy Code or any similar law in any relevant jurisdiction is instituted against Maker and an order for relief is entered in such proceeding or such proceeding is consented to or acquiesced in by it or is not dismissed within sixty (60) days of the date upon which it was instituted, or a reorganization or arrangement proceeding is instituted against Maker for the settlement, readjustment, composition or extension of any of its debts upon any terms and such proceeding is consented to or acquiesced in by it or is not dismissed within sixty (60) days of the date upon which it was instituted, or an action or petition is otherwise brought against Maker seeking similar relief or alleging that it is insolvent, unable to pay its debts as they mature or generally not paying its debts as they become due and such action or petition is consented to or acquiesced in by it or is not dismissed within sixty (60) days of the date upon which it was brought; or (v) dissolution of or liquidation of Maker.

                        (b)          Subject to Section 5, upon the occurrence of an Event of Default, Holder, at its option, without demand or notice of any kind, may declare this Note immediately due and payable, whereupon the Maturity Date hereunder shall be the date of such declaration and all outstanding principal and accrued interest shall become immediately due and payable.

          12.         Usury.  In no event shall the amount or rate of interest due and payable under this Note exceed the maximum amount or rate of interest allowed by applicable law and, in the event any such excess payment is made by Maker or received by Holder, such excess sum shall be credited as a payment of principal (or if no principal shall remain outstanding, shall be refunded to Maker).  It is the express intent hereof that Maker not pay and Holder not receive, directly or indirectly or in any manner, interest in excess of that which may be lawfully paid under applicable law.  All interest (including all charges, fees or other amounts deemed to be interest) which is paid or charged under this Note shall, to the maximum extent permitted by applicable law, be amortized, allocated and spread on a pro rata basis throughout the actual term of this Note.

          13.         Time of the Essence.  Time is of the essence with respect to the obligations of Maker evidenced hereby.  Demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by Maker.  Holder shall not be deemed to waive any of its rights under this Note unless such waiver be in writing and signed by Holder.  No delay or omission by Holder in exercising any of its rights under this Note shall operate as a waiver of such rights and a waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any future occasion.

          14.         Choice of Law.  This Note shall be governed by and construed under the internal laws of the State of Delaware without giving effect to its principles of conflicts of laws.  Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

          15.         Waiver of Jury Trial

          EACH OF MAKER AND HOLDER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT OR HE MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS NOTE OR ANY OTHER AGREEMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH, INCLUDING THE REGISTRATION RIGHTS AGREEMENT.

          16.         Notices.  All notices and other communications hereunder shall be made in the manner specified in the SPA.

          17.         No Stockholder Rights.  Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of Maker or any other matters or any rights whatsoever as a stockholder of Maker; and no dividends shall be payable or accrued in respect of this Note or the interest represented hereby or the Conversion Shares obtainable hereunder until, and only to the extent that, this Note shall have been converted.

          18.         Saturdays, Sundays and Holidays.  If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday, Sunday or legal holiday or a day on which banking institutions in the State of Delaware are authorized by law to close, than such action may be taken or right may be exercised on the next succeeding day not a Saturday, Sunday, legal holiday or a day on which banking institutions in the State of Delaware are authorized by law to close.

[The remainder of this page intentionally left blank.]

VERILINK CORPORATION

[CORPORATE SEAL]

	By:	/s/ LEIGH S. BELDEN

	Title:	President & CEO